UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 4, 2021

Date of earliest event reported: March 1, 2021
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Maximus, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code: (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 below is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 1, 2021, Maximus, Inc. (the “Company”) issued a press release announcing the completion of the Acquisition (defined below). The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On March 1, 2021, the Company held a conference call with respect to the Acquisition. The conference call was open to the public. The transcript of the call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 8.01 Other Events.

On March 1, 2021, Maximus Federal Services, Inc., a wholly-owned subsidiary of the Company, entered into a definitive Equity Purchase Agreement to acquire the Federal division of Attain, LLC for a cash purchase price of $430 million, subject to certain reductions and adjustments (the “Acquisition”). The Acquisition was completed on March 1, 2021. The Company funded the Acquisition and related costs and expenses with cash on hand and borrowings of approximately $320 million under its revolving credit facility.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated March 1, 2021
99.2	Transcript of conference call held March 1, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maximus, Inc.

Date: March 4, 2021	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary